Fees Summary	Sep. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 69,000,000
Previously Paid Amount	10,563.90
Total Fee Amount	10,563.90
Total Offset Amount	0.00
Net Fee	$ 0.00